CROWN EUROPEAN HOLDINGS SA


       $1,085,000,000 9 1/2% Second Priority Senior Secured Notes due 2011
     (euro)285,000,000 10 1/4% Second Priority Senior Secured Notes due 2011


                          REGISTRATION RIGHTS AGREEMENT


                                                              New York, New York
                                                               February 26, 2003


Salomon Smith Barney Inc.
Deutsche Bank Securities Inc.
   As Representatives of the several Initial
   Purchasers named in Schedule I hereto
c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York  10013

Dear Sirs:

         Crown European Holdings SA, a societe anonyme organized under the laws of France (the "Company"), proposes, among other things, to issue and sell to the several initial purchasers named in Schedule I hereto (the "Initial Purchasers"), for whom you are acting as representatives (the "Representatives"), $1,085,000,000 aggregate principal amount of its 9 1/2% Second Priority Senior Secured Notes due 2011 (the "Dollar Notes") and
(euro)285,000,000 aggregate principal amount of its 10 1/4% Second Priority Senior Secured Notes due 2011 (the "Euro Notes" and, collectively with the Dollar Notes, the "Notes") upon the terms and conditions set forth in a purchase agreement dated February 11, 2003 (the "Purchase Agreement") relating to the initial placement of the Notes (the "Initial Placement"). The Company's obligations under the Notes will be unconditionally guaranteed (the "Guarantees") by Crown Holdings, Inc., a Pennsylvania corporation ("Crown"), and each of Crown's subsidiaries named in Schedule II to the Purchase Agreement (collectively, the "Guarantors"). References herein to the "Issuers" refer to the Company and the Guarantors. References herein to the "Securities" refer to the Notes and the Guarantees. References herein to (i) the "Dollar Securities" refer to the Dollar Notes and the Guarantees thereof and (ii) the "Euro Securities" refer to the Euro Notes and the Guarantees thereof. To induce the Initial Purchasers to enter into the Purchase Agreement and to satisfy a condition of your obligations thereunder, the Issuers hereby agree with you for your benefit and the benefit of the holders from time to time of Securities and Exchange Securities (as defined below) (including the Initial Purchasers) (each a "Holder" and collectively the "Holders") as follows:

         1. Definitions. Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following defined terms shall have the following respective meanings:

         "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

         "Affiliate" of any specified Person shall mean any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified Person. For purposes of this definition, "control" of a Person shall mean the power, direct or indirect, to direct or cause the direction of the management and policies of such Person whether by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing.

         "Broker-Dealer" shall mean any broker or dealer registered as such under the Exchange Act.

         "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

         "Commission" shall mean the Securities and Exchange Commission.

         "Company" shall mean Crown European Holdings SA, a societe anonyme organized under the laws of France, and any successor thereto.

         "Conduct Rules" shall have the meaning set forth in Section 4(u) hereof.

         "Crown" shall mean Crown Holdings, Inc., a Pennsylvania corporation, and any successor thereto.

         "CT" shall have the meaning set forth in Section 17 hereof.

         "Dollar Exchange Securities" shall mean debt securities of the Company guaranteed by the Guarantors identical in all material respects to the Dollar Securities (except that the cash interest and interest rate step-up provisions and the U.S. transfer restrictions shall be modified or eliminated, as appropriate) to be issued under the Indenture.

         "Dollar Notes" shall have the meaning set forth in the preamble.

         "Dollar Securities" shall have the meaning set forth in the preamble.

         "Euro Exchange Securities" shall mean debt securities of the Company guaranteed by the Guarantors identical in all material respects to the Euro Securities (except that the cash interest and interest rate step-up provisions and the U.S. transfer restrictions shall be modified or eliminated, as appropriate) to be issued under the Indenture.

         "Euro Notes" shall have the meaning set forth in the preamble.

         "Euro Securities" shall have the meaning set forth in the preamble.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

         "Exchange Offer Registration Period" shall mean the one-year period following the consummation of the Registered Exchange Offer, exclusive of any period during which any stop order shall be in effect suspending the effectiveness of the Exchange Offer Registration Statement.

         "Exchange Offer Registration Statement" shall mean a registration statement of the Issuers on an appropriate form under the Act with respect to the Registered Exchange Offer, all amendments and supplements to such registration statement, including post-effective amendments thereto, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

         "Exchange Securities" shall mean, collectively, the Dollar Exchange Securities and the Euro Exchange Securities.

         "Exchanging Dealer" shall mean any Holder (which may include any Initial Purchaser) that is a Broker-Dealer and elects to exchange any Securities that it acquired for its own account as a result of market-making activities or other trading activities (but not directly from any Issuer or any Affiliate of any Issuer) for Exchange Securities.

         "Final Memorandum" shall have the meaning set forth in the Purchase Agreement.

         "Guarantees" shall have the meaning set forth in the preamble hereto.

         "Guarantors" shall have the meaning set forth in the preamble hereto.

         "Holder" shall have the meaning set forth in the preamble hereto.

         "Indenture" shall mean the Indenture relating to the Securities to be dated as of the date of original issuance of the Notes among the Company, the Guarantors and Wells Fargo Bank Minnesota, National Association, as trustee, as amended or supplemented from time to time in accordance with the terms thereof.

         "Initial Placement" shall have the meaning set forth in the preamble hereto.

         "Initial Purchasers" shall have the meaning set forth in the preamble hereto.

         "Issuers" shall have the meaning set forth in the preamble hereto.

         "Judgment Currency" shall have the meaning set forth in Section 18 hereof.

         "Losses" shall have the meaning set forth in Section 6(d) hereof.

         "Majority Holders" shall mean the Holders of a majority of the aggregate principal amount of Securities and Exchange Securities registered under a Registration Statement.

         "Managing Underwriters" shall mean the investment banker or investment bankers and manager or managers that shall administer an underwritten offering.

         "Notes" shall have the meaning set forth in the preamble hereto.

         "Person" shall mean an individual, trustee, corporation, partnership, limited liability company, joint stock company, trust, unincorporated association, union, business association, firm or other legal entity.

         "Prospectus" shall mean the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Securities or the Exchange Securities covered by such Registration Statement, and all amendments and supplements thereto and all material incorporated by reference therein.

         "Purchase Agreement" shall have the meaning set forth in the preamble hereto.

         "Registered Exchange Offer" shall mean the proposed offer of the Issuers to issue and deliver to the Holders of the Securities that are not prohibited by any law or policy of the Commission from participating in such offer, in exchange for the Securities, a like aggregate principal amount of the Exchange Securities.

         "Registration Statement" shall mean any Exchange Offer Registration Statement or Shelf Registration Statement that covers any of the Securities or the Exchange Securities pursuant to the provisions of this Agreement, any amendments and supplements to such registration statement, including post-effective amendments (in each case including the Prospectus contained therein), all exhibits thereto and all material incorporated by reference therein.

         "Representatives" shall have the meaning set forth in the preamble hereto.

         "Securities" shall have the meaning set forth in the preamble hereto.

         "Shelf Registration" shall mean a registration effected pursuant to
Section 3 hereof.

         "Shelf Registration Period" shall have the meaning set forth in Section 3(b) hereof.

         "Shelf Registration Statement" shall mean a "shelf" registration statement of the Issuers pursuant to the provisions of Section 3 hereof which covers some or all of the Securities or Exchange Securities, as applicable, on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

         "Trustee" shall mean the trustee with respect to the Securities under the Indenture.

         "underwriter" shall mean any underwriter of Securities or Exchange Securities in connection with an offering thereof under a Shelf Registration Statement.

         2. Registered Exchange Offer. (a) The Issuers shall prepare and, not later than 90 days following the date of the original issuance of the Securities (or if such 90th day is not a Business Day, the next succeeding Business Day), shall file with the Commission the Exchange Offer Registration Statement with respect to the Registered Exchange Offer. The Issuers shall use their reasonable best efforts to cause the Exchange Offer Registration Statement to become effective under the Act within 210 days of the date of the original issuance of the Securities (or if such 210th day is not a Business Day, the next succeeding Business Day).

         (b) Upon the effectiveness of the Exchange Offer Registration Statement, the Issuers shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder electing to exchange Securities for Exchange Securities (assuming that such Holder is not an Affiliate of any Issuer, acquires the Exchange Securities in the ordinary course of such Holder's business, has no arrangements with any Person to participate in the distribution of the Exchange Securities and is not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer) to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the Act and without material restrictions under the securities laws of a substantial proportion of the several states of the United States. In the Registered Exchange Offer, Holders will only be permitted to exchange (i) Dollar Securities for Dollar Exchange Securities and (ii) Euro Securities for Euro Exchange Securities.

          (c) In connection with the Registered Exchange Offer, the Issuers shall:

               (i) mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

               (ii) keep the Registered Exchange Offer open for not less than 30 days after the date notice thereof is mailed to the Holders (or longer if required by applicable law);

               (iii) use their reasonable best efforts to keep the Exchange Offer Registration Statement continuously effective under the Act, supplemented and amended as required under the Act, to ensure that it is available for sales of Exchange Securities by Exchanging Dealers during the Exchange Offer Registration Period;

               (iv) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan in New York City, which may be the Trustee or an Affiliate of the Trustee;

               (v) permit Holders to withdraw tendered Securities at any time prior to the close of business, New York time, on the last Business Day on which the Registered Exchange Offer is open;

               (vi) if requested by the Commission, prior to effectiveness of the Exchange Offer Registration Statement, provide a supplemental letter to the Commission (A) stating that the Issuers are conducting the Registered Exchange Offer in reliance on the position of the Commission in Exxon Capital Holdings Corporation (pub. avail. May 13,
          1988) and Morgan Stanley and Co., Inc. (pub. avail. June 5, 1991); and
          (B) including a representation that the Issuers have not entered into any arrangement or understanding with any Person to distribute the Exchange Securities to be received in the Registered Exchange Offer and that, to the best of the Issuers' information and belief, each Holder participating in the Registered Exchange Offer is acquiring the Exchange Securities in the ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the Exchange Securities; and

               (vii) comply in all respects with all applicable laws.

         (d) As soon as practicable after the close of the Registered Exchange Offer, the Issuers shall:

               (i) accept for exchange all Securities validly tendered and not validly withdrawn pursuant to the Registered Exchange Offer;

               (ii) deliver to the Trustee for cancellation in accordance with
          Section 4(s) hereof all Securities so accepted for exchange; and

               (iii) cause the Trustee promptly to authenticate and deliver to
          (x) each Holder of Dollar Securities a principal amount of Dollar Exchange Securities equal to the principal amount of the Dollar Securities of such Holder so accepted for exchange and (y) each Holder of Euro Securities a principal amount of Euro Exchange Securities equal to the principal amount of the Euro Securities of such Holder so accepted for exchange.

         (e) Each Holder hereby acknowledges and agrees that any Broker-Dealer and any such Holder using the Registered Exchange Offer to participate in a distribution of the Exchange Securities (x) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission in Morgan Stanley and Co., Inc. (pub. avail. June 5, 1991) and Exxon Capital Holdings Corporation (pub. avail. May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993 and similar no-action letters; and (y) must comply with the registration and prospectus delivery requirements of the Act in connection with any secondary resale transaction which must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K under the Act if the resales are of Exchange Securities obtained by such Holder in exchange for Securities acquired by such Holder directly from any Issuer or one of its Affiliates. Accordingly, each Holder participating in the Registered Exchange Offer shall be required to represent to the Issuers that, at the time of the consummation of the Registered Exchange Offer:

               (i) any Exchange Securities received by such Holder will be acquired in the ordinary course of business;

               (ii) such Holder will have no arrangement or understanding with any Person to participate in the distribution of the Securities or the Exchange Securities within the meaning of the Act; and

               (iii) such Holder is not an Affiliate of any Issuer.

         (f) If any Initial Purchaser determines that it is not eligible to participate in the Registered Exchange Offer with respect to the exchange of Securities constituting any portion of an unsold allotment, at the request of such Initial Purchaser, the Issuers shall issue and deliver to such Initial Purchaser or the Person purchasing Exchange Securities registered under a Shelf Registration Statement as contemplated by Section 3 hereof from such Initial Purchaser, in exchange for such Securities, a like principal amount of Exchange Securities (it being understood that the Issuers shall only issue and deliver
(i) Dollar Exchange Securities in exchange for Dollar Securities and (ii) Euro Exchange Securities in exchange for Euro Securities). The Issuers shall use their reasonable best efforts to cause the same CUSIP, ISIN and Common Code numbers to be assigned for such Exchange Securities as for Exchange Securities issued pursuant to the Registered Exchange Offer.

         (g) Interest on each Exchange Security shall accrue from the last date on which interest was paid on the Security surrendered in exchange therefor or, if no interest has been paid on such Security, from the date of such Security's original issue.

         3. Shelf Registration. (a) If (i) due to any change in law or applicable interpretations thereof by the Commission's staff, the Issuers determine upon advice of their outside counsel that they are not permitted to effect the Registered Exchange Offer as contemplated by Section 2 hereof; (ii) for any other reason the Registered Exchange Offer is not consummated within 240 days after the date of the original issuance of the Securities; or (iii) prior to the 20th day following the consummation of the Registered Exchange Offer (x) any Initial Purchaser so requests with respect to Securities that are not eligible to be exchanged for Exchange Securities in the Registered Exchange Offer and that are held by it following consummation of the Registered Exchange Offer, (y) any Holder notifies the Company that it is not or was not eligible to participate in the Registered Exchange Offer or (z) in the case of any Initial Purchaser that participates in the Registered Exchange Offer or acquires Exchange Securities pursuant to Section 2(f) hereof, such Initial Purchaser notifies the Company that it will not or did not receive freely tradeable Exchange Securities in exchange for Securities constituting any portion of an unsold allotment (it being understood that (A) the requirement that an Initial Purchaser deliver a Prospectus containing the information required by Item 507 or 508 of Regulation S-K under the Act in connection with sales of Exchange Securities acquired in exchange for such Securities shall result in such Exchange Securities being not "freely tradeable"; and (B) the requirement that an Exchanging Dealer deliver a Prospectus in connection with sales of Exchange Securities acquired in the Registered Exchange Offer in exchange for Securities acquired as a result of market-making activities or other trading activities shall not result in such Exchange Securities being not "freely tradeable"), the Issuers shall effect a Shelf Registration in accordance with Section 3(b) hereof.

         (b) (i) The Issuers shall as promptly as practicable (but in no event more than 60 days after so required or requested pursuant to this Section 3), file with the Commission, and thereafter shall use their reasonable best efforts to cause to be declared effective under the Act within 120 days after so required or requested pursuant to this Section 3, a Shelf Registration Statement relating to the offer and sale of the Securities or the Exchange Securities, as applicable, by the Holders thereof from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement; provided, however, that no Holder (other than an Initial Purchaser) shall be entitled to have the Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all of the provisions of this Agreement applicable to such Holder; and provided, further, that with respect to Exchange Securities received by an Initial Purchaser in exchange for Securities constituting any portion of an unsold allotment, the Issuers may, if permitted by current interpretations by the Commission's staff, file a post-effective amendment to the Exchange Offer Registration Statement containing the information required by Item 507 or 508 of Regulation S-K, as applicable, in satisfaction of their obligations under this subsection with respect thereto, and any such Exchange Offer Registration Statement, as so amended, shall be referred to herein as, and governed by the provisions herein applicable to, a Shelf Registration Statement.

            (ii) The Issuers shall use their reasonable best efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended as required by the Act, in order to permit the Prospectus forming part thereof to be usable by Holders until the earliest of (x) the time when all the Securities or Exchange Securities, as applicable, covered by the Shelf Registration Statement can be sold pursuant to Rule 144 under the Act without any limitations under clauses (c), (e), (f) and (h) of Rule 144 under the Act, (y) two years from the effective date of the Shelf Registration Statement (or until one year from the effective date of the Shelf Registration Statement if the Shelf Registration Statement is filed at the request of an Initial Purchaser) and (z) the date on which all the Securities or Exchange Securities, as applicable, covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement (in any such case, such period being called the "Shelf Registration Period"). The Issuers shall be deemed not to have used their reasonable best efforts to keep the Shelf Registration Statement effective during the requisite period if any of them voluntarily takes any action that would reasonably be expected to result in Holders of Securities or Exchange Securities covered thereby not being able to offer and sell such Securities or Exchange Securities during that period, unless (A) such action is required by applicable law; or (B) such action is taken by such Issuer in good faith and for valid business reasons (not including avoidance of its obligations hereunder), including the acquisition or divestiture of assets, so long as the Issuers thereafter comply with the requirements of Section 4(k) hereof, if applicable.

            (iii) The Issuers shall cause the Shelf Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement or such amendment or supplement, (A) to comply in all material respects with the applicable requirements of the Act and the rules and regulations of the Commission; and (B) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         4. Additional Registration Procedures. In connection with any Shelf Registration Statement and, to the extent applicable, any Exchange Offer Registration Statement, the following provisions shall apply:

          (a)  The Issuers shall:

                    (i) furnish to each of you, not less than five Business Days prior to the filing thereof with the Commission, a copy of any Exchange Offer Registration Statement and any Shelf Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein (including all documents incorporated by reference therein after the initial filing) and shall use their reasonable best efforts to reflect in each such document, when so filed with the Commission, such comments as you reasonably propose;

                    (ii) in the case of an Exchange Offer Registration
               Statement, to the extent permitted by the Act, include the information set forth in Annex A hereto on the front cover of the Prospectus included in the Exchange Offer Registration Statement, in Annex B hereto in the forepart of the Exchange Offer Registration Statement in a section setting forth details of the Exchange Offer, in Annex C hereto in the underwriting or plan of distribution section of the Prospectus contained in the Exchange Offer Registration Statement, and in Annex D hereto in the letter of transmittal delivered pursuant to the Registered Exchange Offer;

                    (iii) in the case of an Exchange Offer Registration
               Statement, if requested by an Initial Purchaser, include the information required by Item 507 or 508 of Regulation S-K, as applicable, in the Prospectus contained in the Exchange Offer Registration Statement; and

                    (iv) in the case of a Shelf Registration Statement, include the names of the Holders that propose to sell Securities or Exchange Securities pursuant to the Shelf Registration Statement as selling security holders.

         (b) The Issuers shall ensure that:

                    (i) any Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto complies in all material respects with the Act and the rules and regulations thereunder; and

                    (ii) any Registration Statement and any amendment thereto
               does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

         (c) The Issuers shall advise you, the Holders of Securities or Exchange Securities covered by any Shelf Registration Statement and any Exchanging Dealer under any Exchange Offer Registration Statement that has provided in writing to any Issuer a telephone or facsimile number and address for notices, and, if requested by you or any such Holder or Exchanging Dealer, shall confirm such advice in writing (which notice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the Prospectus until the Issuers shall have remedied the basis for such suspension):

                    (i) when a Registration Statement and any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

                    (ii) of any request by the Commission for any amendment or supplement to the Registration Statement or the Prospectus or for additional information;

                    (iii) of the issuance by the Commission of any stop order
               suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

                    (iv) of the receipt by any Issuer of any notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

                    (v) of the happening of any event that requires any change in the Registration Statement or the Prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

         (d) The Issuers shall use their reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement or the qualification of the securities therein for sale in any jurisdiction at the earliest possible time.

         (e) The Issuers shall furnish to each Holder of Securities or Exchange Securities covered by any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including all material incorporated therein by reference, and, if the Holder so requests in writing, all exhibits thereto (including exhibits incorporated by reference therein).

         (f) The Issuers shall, during the Shelf Registration Period, deliver to each Holder of Securities or Exchange Securities covered by any Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request. The Issuers consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of securities in connection with the offering and sale of the securities covered by the Prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

         (g) The Issuers shall furnish to each Exchanging Dealer which so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amend-ment thereto, including all material incorporated by reference therein, and, if the Exchanging Dealer so requests in writing, all exhibits thereto (including exhibits incorporated by reference therein).

         (h) The Issuers shall promptly deliver to each Initial Purchaser, each Exchanging Dealer and each other Person required to deliver a Prospectus during the Exchange Offer Registration Period, without charge, as many copies of the Prospectus included in such Exchange Offer Registration Statement and any amendment or supplement thereto as any such Person may reasonably request. The Issuers consent to the use of the Prospectus or any amendment or supplement thereto by any Initial Purchaser, any Exchanging Dealer and any such other Person that may be required to deliver a Prospectus following the Registered Exchange Offer in connection with the offering and sale of the Exchange Securities covered by the Prospectus, or any amendment or supplement thereto, included in the Exchange Offer Registration Statement.

         (i) Prior to the Registered Exchange Offer or any other offering of Securities or Exchange Securities pursuant to any Registration Statement, the Issuers shall arrange, if necessary, for the qualification of the Securities or the Exchange Securities for sale under the laws of such jurisdictions as any Holder shall reasonably request and will maintain such qualification in effect so long as required; provided that in no event shall any Issuer be obligated to qualify to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the Initial Placement, the Registered Exchange Offer or any offering pursuant to a Shelf Registration Statement, in any such jurisdiction where it is not then so subject.

         (j) The Issuers shall cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Exchange Securities or Securities to be issued or sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as Holders may request.

         (k) Upon the occurrence of any event contemplated by subsections
(c)(ii) through (v) above, the Issuers shall promptly prepare a post-effective amendment to the applicable Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of the Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. In such circumstances, the period of effectiveness of the Exchange Offer Registration Statement provided for in Section 2 hereof and the Shelf Registration Statement provided for in Section 3(b) hereof shall each be extended by the number of days from and including the date of the giving of a notice of suspension pursuant to
Section 4(c) hereof to and including the date when the Initial Purchasers, the Holders and any known Exchanging Dealer shall have received such amended or supplemented Prospectus pursuant to this Section 4.

         (l) Not later than the effective date of any Registration Statement, the Issuers shall provide CUSIP, ISIN and Common Code numbers for the Securities or the Exchange Securities, as the case may be, registered under such Registration Statement and provide the Trustee with printed certificates for such Securities or Exchange Securities, in a form eligible for deposit with The Depository Trust Company.

         (m) The Company shall comply with all applicable rules and regulations of the Commission and shall make generally available to its security holders as soon as practicable after the effective date of the applicable Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Act.

         (n) The Issuers shall cause the Indenture to be qualified under the Trust Indenture Act in a timely manner.

         (o) The Company may require each Holder of securities to be sold pursuant to any Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of such securities as the Company may from time to time reasonably require for inclusion in such Registration Statement. The Company may exclude from such Shelf Registration Statement the Securities or Exchange Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request.

         (p) In the case of any Shelf Registration Statement, the Issuers shall enter into such and take all other appropriate actions (including if requested an underwriting agreement in customary form) in order to expedite or facilitate the registration or the disposition of the Securities or Exchange Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favorable than those set forth in Section 6 (or such other provisions and procedures acceptable to the Majority Holders and the Managing Underwriters, if any, with respect to all parties to be indemnified pursuant to Section 6.

         (q) In the case of any Shelf Registration Statement, the Issuers shall:

                    (i) make reasonably available for inspection by a
               representative for the Holders of Securities or Exchange Securities to be registered thereunder, which representative shall be selected by the Majority Holders, by the underwriters, if any, participating in any disposition pursuant to such Shelf Registration Statement, and by any attorney, accountant or other agent for the Holders retained by the Majority Holders or for the underwriters, if any, all relevant financial and other records, pertinent corporate documents and properties of each Issuer and its subsidiaries;

                    (ii) cause the officers, directors and employees of each
               Issuer to supply all relevant information reasonably requested by the representative for the Holders, by the underwriters, if any, or by any such attorney, accountant or agent in connection with any such Shelf Registration Statement as is customary for similar due diligence examinations; provided, however, that any information that is designated in writing by any Issuer, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Holders, the underwriters, if any, and any such attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality;

                    (iii) make such representations and warranties to the
               Holders of Securities or Exchange Securities registered thereunder and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Purchase Agreement;

                    (iv) obtain opinions of counsel to the Issuers (which
               counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each selling Holder and the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters;

                    (v) obtain "cold comfort" letters from the independent
               certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any Issuer or any subsidiary of any Issuer or of any business acquired by any Issuer for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement), addressed to each selling Holder of securities registered thereunder and the underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings; and

                    (vi) deliver such documents and certificates as may be
               reasonably requested by the Majority Holders and the Managing Underwriters, if any, including those to evidence compliance with
               Section 4(k) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Issuers.

The actions set forth in clauses (iii), (iv), (v) and (vi) of this Section 4(q) shall be performed at (A) the effectiveness of such Shelf Registration Statement and each post-effective amendment thereto; and (B) each closing under any underwriting or similar agreement as and to the extent required thereunder.

         (r) In the case of any Exchange Offer Registration Statement, upon the request of any Initial Purchaser, the Issuers shall:

                    (i) make reasonably available for inspection by the Initial
               Purchasers, and any attorney, accountant or other agent retained by the Initial Purchasers, all relevant financial and other records, pertinent corporate documents and properties of the Issuers and their respective subsidiaries;

                    (ii) cause the officers, directors and employees of each
               Issuer to supply all relevant information reasonably requested by any Initial Purchaser or any attorney, accountant or agent retained by the Initial Purchasers in connection with any such Exchange Offer Registration Statement as is customary for similar due diligence examinations; provided, however, that any information that is designated in writing by any Issuer, in good faith, as confidential at the time of delivery of such information shall be kept confidential by such Initial Purchaser or any such attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality;

                    (iii) make such representations and warranties to the
               Initial Purchasers, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Purchase Agreement;

                    (iv) obtain opinions of counsel to the Issuers (which
               counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Initial Purchasers and their counsel, addressed to the Initial Purchasers, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by the Initial Purchasers or their counsel;

                    (v) obtain "cold comfort" letters from the independent
               certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any Issuer or any subsidiary of any Issuer or of any business acquired by any Issuer for which financial statements and financial data are, or are required to be, included in the Exchange Offer Registration Statement), addressed to the Initial Purchasers, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings, or if requested by the Initial Purchasers or their counsel in lieu of a "cold comfort" letter, an agreed-upon procedures letter under Statement on Auditing Standards No. 35, covering matters requested by the Initial Purchasers or their counsel; and

                    (vi) deliver such documents and certificates as may be
               reasonably requested by the Initial Purchasers or their counsel, including those to evidence compliance with Section 4(k) and with conditions customarily contained in underwriting agreements.

The foregoing actions set forth in clauses (iii), (iv), (v), and (vi) of this
Section 4(r) shall be performed at the close of the Registered Exchange Offer and the effective date of any post-effective amendment to the Exchange Offer Exchange Offer Registration Statement.

         (s) If a Registered Exchange Offer is to be consummated, upon delivery of the Securities by Holders to the Company (or to such other Person as directed by the Company) in exchange for the Exchange Securities, the Company shall mark, or caused to be marked, on the Securities so exchanged that such Securities are being canceled in exchange for the Exchange Securities. In no event shall the Securities be marked as paid or otherwise satisfied.

         (t) The Issuers will use their reasonable best efforts (i) if the Securities have been rated prior to the initial sale of such Securities, to confirm such ratings will apply to the Securities or the Exchange Securities, as the case may be, covered by a Exchange Offer Registration Statement; or (ii) if the Securities were not previously rated, to cause the Securities covered by a Registration Statement to be rated with at least one nationally recognized statistical rating agency, if so requested by Majority Holders with respect to the related Registration Statement or by any Managing Underwriters.

         (u) In the event that any Broker-Dealer shall underwrite any Securities or Exchange Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Conduct Rules of the National Association of Securities Dealers, Inc. (the "Conduct Rules")) thereof, whether as a Holder or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Issuers shall assist such Broker-Dealer in complying with the requirements of such Conduct Rules, including, without limitation, by:

                    (i) if such Conduct Rules shall so require, engaging a
               "qualified independent underwriter" (as defined in such Rules) to participate in the preparation of the Registration Statement, to exercise usual standards of due diligence with respect thereto and, if any portion of the offering contemplated by such Registration State-ment is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Securities or Exchange Securities;

                    (ii) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in
               Section 6 hereof; and

                    (iii) providing such information to such Broker-Dealer as
               may be required in order for such Broker-Dealer to comply with the requirements of such Conduct Rules.

                    (v) The Issuers shall use their reasonable best efforts to take all other steps necessary to effect the registration of the Securities or the Exchange Securities, as the case may be, covered by a Registration Statement.

         5. Registration Expenses. The Issuers shall bear all expenses incurred in connection with the performance of their obligations under Sections 2, 3 and 4 hereof and, in the event of any Shelf Registration Statement, will reimburse the Holders for the reasonable fees and disbursements of one firm or counsel designated by the Majority Holders to act as counsel for the Holders in connection therewith, and, in the case of any Exchange Offer Registration Statement, will reimburse the Initial Purchasers for the reasonable fees and disbursements of counsel acting in connection therewith.

         6. Indemnification and Contribution. (a) The Issuers (other than the Company) jointly and severally agree, and the Company severally agrees, to indemnify and hold harmless each Holder of Securities or Exchange Securities, as the case may be, covered by any Registration Statement (including each Initial Purchaser and each Affiliate thereof and, with respect to any Prospectus delivery as contemplated in Section 4(h) hereof, each Exchanging Dealer), the directors, officers, employees and agents of each such Holder and each person who controls any such Holder within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Issuers will not be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any such Holder specifically for inclusion therein; provided, further, that with respect to any untrue statement or omission of material fact made in any preliminary Prospectus, the indemnity agreement contained in this Section 6 shall not inure to the benefit of any Holder from whom the Person asserting any such loss, claim, damage or liability purchased such Securities or Exchange Securities, as the case may be, to the extent that any such loss, claim, damage or liability of such Holder occurs under the circumstance where it shall have been determined by a court of competent jurisdiction by final and nonappealable judgment that (w) the Company had previously furnished copies of the Prospectus to such Holder,
(x) delivery of the Prospectus was required by the Act to be made to such Person, (y) the untrue statement or omission of a material fact contained in the preliminary Prospectus was corrected in the Prospectus and (z) there was not sent or given to such Person, at or prior to the written confirmation of the sale of such securities to such Person, a copy of the Prospectus. This indemnity agreement will be in addition to any liability which the Issuers may otherwise have.

         The Issuers (other than the Company) also jointly and severally agree, and the Company severally agrees, to indemnify or contribute as provided in
Section 6(d) to Losses of each underwriter of Securities or Exchange Securities, as the case may be, registered under a Shelf Registration Statement, their directors, officers, employees or agents and each person who controls such underwriter on substantially the same basis as that of the indemnification of the Initial Purchasers and the selling Holders provided in this Section 6(a) and shall, if requested by any Holder, enter into an underwriting agreement reflecting such agreement, as provided in Section 4(p) hereof.

         (b) Each Holder of securities covered by a Registration Statement (including each Initial Purchaser and each Affiliate thereof and, with respect to any Prospectus delivery as contemplated in Section 4(h) hereof, each Exchanging Dealer) severally and not jointly agrees to indemnify and hold harmless the Issuers, each of their respective directors, each of their respective officers who signs such Registration Statement, and each person who controls any Issuer within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Issuers to each such Holder, but only with reference to written information relating to such Holder furnished to the Issuers by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any such Holder may otherwise have.

         (c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 6, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding. An indemnifying party shall not be liable under this Section 6 to any indemnified party regarding any settlement or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent is consented to by such indemnifying party, which consent shall not be unreasonably withheld.

         (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 6 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party shall have a joint and several obligation (other than the Company, who shall have a several obligation) to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Initial Placement and the Registration Statement which resulted in such Losses; provided, however, that in no case shall any Initial Purchaser or any subsequent Holder of any Security or Exchange Security be responsible, in the aggregate, for any amount in excess of the purchase discount or commission applicable to such Security, or in the case of an Exchange Security, applicable to the Security that was exchangeable into such Exchange Security, as set forth on the cover page of the Final Memorandum, nor shall any underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the securities purchased by such underwriter under the Registration Statement which resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Issuers shall be deemed to be equal to the sum of (x) the total net proceeds from the Initial Placement (before deducting expenses) as set forth on the cover page of the Final Memorandum and (y) the total amount of additional interest which the Issuers were not required to pay as a result of registering the securities covered by the Registration Statement which resulted in such Losses. Benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions as set forth on the cover page of the Final Memorandum, and benefits received by any other Holders shall be deemed to be equal to the value of receiving Securities or Exchange Securities, as applicable, registered under the Act. Benefits received by any underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Registration Statement which resulted in such Losses. Relative fault shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of or omission or alleged omission to state a material fact relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6, each person who controls a Holder within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls any Issuer within the meaning of either the Act or the Exchange Act, each officer of any Issuer who shall have signed the Registration Statement and each director of any Issuer shall have the same rights to contribution as the Issuers, subject in each case to the applicable terms and conditions of this paragraph (d).

         (e) The provisions of this Section 6 will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Issuers or any of the officers, directors or controlling

Persons referred to in this Section 6 hereof, and will survive the sale by a Holder of securities covered by a Registration Statement.

         7. Underwritten Registrations. (a) If any of the Securities or Exchange Securities, as the case may be, covered by any Shelf Registration Statement are to be sold in an underwritten offering, the Managing Underwriters shall be selected by the Majority Holders.

         (b) No Person may participate in any underwritten offering pursuant to any Shelf Registration Statement, unless such Person (i) agrees to sell such Person's Securities or Exchange Securities, as the case may be, on the basis reasonably provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements; and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

         8. No Inconsistent Agreements. No Issuer has, as of the date hereof, entered into, nor shall it, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

         9. Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Issuers have obtained the written consent of the Majority Holders; provided that, with respect to any matter that directly or indirectly affects the rights of any Initial Purchaser hereunder, the Issuers shall obtain the written consent of each the Initial Purchasers against which such amendment, qualification, supplement, waiver or consent is to be effective. Notwithstanding the foregoing (except the foregoing proviso), a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Securities or Exchange Securities, as the case may be, are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by the Majority Holders, determined on the basis of Securities or Exchange Securities, as the case may be, being sold rather than registered under such Registration Statement.

         10. Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier or air courier guaranteeing overnight delivery:

         (a) if to a Holder, at the most current address given by such holder to the Issuers in accordance with the provisions of this Section 10, which address initially is, with respect to each Holder, the address of such Holder maintained by the Registrar under the Indenture, with a copy in like manner to Salomon Smith Barney Inc.;

         (b) if to you, initially at the respective addresses set forth in the Purchase Agreement; and

         (c) if to the Issuers, initially at their address set forth in the Purchase Agreement.

                  All such notices and communications shall be deemed to have been duly given when received.

         The Initial Purchasers or the Issuers by notice to the other parties may designate additional or different addresses for subsequent notices or communications.

         11. Successors. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, including, without the need for an express assignment or any consent by the Issuers thereto, subsequent Holders of Securities and the Exchange Securities. The Issuers hereby agree to extend the benefits of this Agreement to any Holder of Securities or the Exchange Securities, and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

         12. Counterparts. This Agreement may be in signed counterparts, each of which shall an original and all of which together shall constitute one and the same agreement.

         13. Headings. The headings used herein are for convenience only and shall not affect the construction hereof.

         14. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York.

         15. Severability. In the event that any one of more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

         16. Securities Held by the Issuers, etc. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities or Exchange Securities is required hereunder, Securities or Exchange Securities, as applicable, held by any Issuers or its Affiliates (other than subsequent Holders of Securities or Exchange Securities if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Securities or Exchange Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

         17. Agent for Service; Submission to Jurisdiction; Waiver of Immunities. By the execution and delivery of this Agreement, each Issuer (i) acknowledges that such Issuer has, by separate written instrument, irrevocably designated and appointed CT Corporation System ("CT") (and any successor entity) as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to this Agreement, the Securities or the Exchange Securities that may be instituted in any federal or state court in the State of New York or brought under Federal or state securities laws, and acknowledges that CT has accepted such designation, (ii) submits to the jurisdiction of any such court in any such suit or proceeding and (iii) agrees that service of process upon CT and written notices of said service to such Issuer in accordance with Section 10 hereof shall be deemed effective service of process upon such Issuer in any such suit or proceeding. Each Issuer further agrees to take any reasonable action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of CT in full force and effect so long as any of the Securities shall be outstanding; provided, however, that such Issuer may, by written notice to the Representatives, designate such additional or alternative agent for service of process under this Section 17 that (i) maintains an office located in the Borough of Manhattan, City of New York in the State of New York and (ii) is either (x) counsel for such Issuer or (y) a corporate service company which acts as agent for service of process for other persons in the ordinary course of its business. Such written notice shall identify the name of such agent for process and the address of the office of such agent for process in the Borough of Manhattan, City of New York, State of New York.

         To the extent that any Issuer has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process with respect to itself or its property, it hereby irrevocably waives such immunity in respect of its obligations under each of this Agreement, the Securities and the Exchange Securities. In addition, each Issuer irrevocably waives and agrees not to assert, by way of motion, as a defense, or otherwise in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of the above-mentioned courts for any reason whatsoever, that such suit, action or proceeding is brought in an inconvenient forum or that the venue for such suit is improper, or that this Agreement, the Securities or the Exchange Securities or the subject matter hereof or thereof may not be enforced in such courts.

         The Issuers and the Initial Purchasers agree that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section 17 shall affect the right of the Trustee to serve legal process in any other manner permitted by law or affect the right of the Trustee to bring any action or proceeding against any Issuer or its property in the courts of any other jurisdictions.

         18. Judgment Currency. The Issuers, jointly and severally, agree to indemnify and hold harmless each Holder (including each Initial Purchaser and each Affiliate thereof and, with respect to any Prospectus delivery as contemplated by Section 4(h) hereof, each Exchanging Dealer), the directors, officers, employees and agents of each such Holder and each person who controls any such Holder within the meaning of either the Act or the Exchange Act against any loss incurred by such indemnified party as a result of any judgment or order being given or made in favor of such indemnified party for any amount due under this Agreement and such judgment or order being expressed and paid in a currency (the "Judgment Currency") other than euros, to the extent such judgment relates to Euro Securities or Euro Exchange Securities, or United States dollars, to the extent such judgment relates to Dollar Securities or Dollar Exchange Securities, and as a result of any variation as between (i) the rate of exchange at which the euro or United States dollar amount, as the case may be, is converted into the Judgment Currency for the purpose of such judgment or order and (ii) the spot rate of exchange in The City of New York at which such indemnified party on the date of payment of such judgment or order is able to purchase euros or United States dollars, as the case may be, with the amount of the Judgment Currency actually received by such indemnified party. The foregoing indemnity shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "spot rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, euros or United States dollars, as the case may be.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this Agreement and your acceptance shall represent a binding agreement among the Issuers and the several Initial Purchasers.

                                   Very truly yours,

                                   Crown European Holdings SA

                                   By            /s/ Alan W. Rutherford
                                          --------------------------------------
                                          Name:  Alan W. Rutherford
                                          Title: Administrateur


                                   GUARANTORS:
                                   United States:
                                   -------------
                                   Crown Cork & Seal Company, Inc.

                                   By            /s/ William T. Gallagher
                                          --------------------------------------
                                          Name:  William T. Gallagher
                                          Title: Vice President and Secretary


                                   Attest:

                                   By            /s/ Alan W. Rutherford
                                          --------------------------------------
                                          Name:  Alan W. Rutherford
                                          Title: Executive Vice President and
                                                 Chief Financial Officer


                                   Crown Consultants, Inc.
                                   Crown Cork & Seal Technologies Corporation
                                   Crown Beverage Packaging, Inc.
                                   Crown Cork de Puerto Rico, Inc.
                                   Foreign Manufacturers Finance Corporation
                                   Nationwide Recyclers' Inc.
                                   Risdon-AMS (USA), Inc.
                                   Central States Can Co. of Puerto Rico, Inc.
                                   Eyelet, Inc.
                                   Eyelet Specialty Co., Inc.
                                   Crown Financial Management, Inc.
                                   Hocking Valley Leasing Company
                                   Zeller Plastik, Inc.
                                   Crown Overseas Investments Corporation

                                   By            /s/ William T. Gallagher
                                          --------------------------------------
                                          Name:  William T. Gallagher
                                          Title: Vice President and Secretary


                                   Crown Cork & Seal Americas, Inc.

                                   By            /s/ William T. Gallagher
                                          --------------------------------------
                                          Name:  William T. Gallagher
                                          Title: Vice President and Secretary


                                   Crown Cork & Seal Company (USA), Inc.

                                   By            /s/ Patrick D. Szmyt
                                          --------------------------------------
                                          Name:  Patrick D. Szmyt
                                          Title: Senior Vice President, CFO and
                                                 Treasurer


                                   Crown Cork & Seal Company (PA), Inc.

                                   By            /s/ Alan W. Rutherford
                                          --------------------------------------
                                          Name:  Alan W. Rutherford
                                          Title: President


                                   Crown Financial Corporation

                                   By            /s/ Patrick D. Szmyt
                                          --------------------------------------
                                          Name:  Patrick D. Szmyt
                                          Title: Senior Vice President, CFO and
                                                 Treasurer


                                   Crown New Delaware Holdings, Inc.

                                   By            /s/ William T. Gallagher
                                          --------------------------------------
                                          Name:  William T. Gallagher
                                          Title: Vice President and Secretary


                                   CCK Investments LLC

                                   By            /s/ William T. Gallagher
                                          --------------------------------------
                                          Name:  William T. Gallagher
                                          Title: Vice President and Secretary


                                   CCK UK Investments LLC

                                   By            /s/ William T. Gallagher
                                          --------------------------------------
                                          Name:  William T. Gallagher
                                          Title: Vice President and Secretary


                                   CCK Deutschland Investments LLC

                                   By            /s/ William T. Gallagher
                                          --------------------------------------
                                          Name:  William T. Gallagher
                                          Title: Vice President and Secretary


                                   Crown Canada Investments LLC

                                   By            /s/ William T. Gallagher
                                          --------------------------------------
                                          Name:  William T. Gallagher
                                          Title: Vice President and Secretary


                                   CCK Mexican Investments LLC

                                   By            /s/ William T. Gallagher
                                          --------------------------------------
                                          Name:  William T. Gallagher
                                          Title: Vice President and Secretary


                                   Crown International Holdings, Inc.

                                   By            /s/ William T. Gallagher
                                          --------------------------------------
                                          Name:  William T. Gallagher
                                          Title: Vice President and Secretary


                                   Crown Holdings, Inc.

                                   By            /s/ William T. Gallagher
                                          --------------------------------------
                                          Name:  William T. Gallagher
                                          Title: Vice President and Secretary


                                   Crown Holdings (PA), LLC
                                   (formerly Crown Holdings, LLC)

                                   By            /s/ William T. Gallagher
                                          --------------------------------------
                                          Name:  William T. Gallagher
                                          Title: Vice President and Secretary


                                   Crown Cork & Seal Company (DE), LLC
                                   (formerly Crown Cork & Seal Company, LLC)

                                   By            /s/ Michael B. Burns
                                          --------------------------------------
                                          Name:  Michael B. Burns
                                          Title: Vice President and Treasurer


                                   Belgium:
                                   -------
                                   Crown Cork Company Belgium NV

                                   By            /s/ John Davidson
                                          --------------------------------------
                                          Name:  John Davidson
                                          Title: Attorney


                                   Canada:
                                   ------
                                   Crown Cork & Seal Canada Inc.

                                   By            /s/ Adrian Cobbold
                                          --------------------------------------
                                          Name:  Adrian Cobbold
                                          Title: Secretary


                                   889273 Ontario Inc.

                                   By            /s/ Adrian Cobbold
                                          --------------------------------------
                                          Name:  Adrian Cobbold
                                          Title: Secretary


                                   Risdon-AMS (Canada), Inc.

                                   By            /s/ Adrian Cobbold
                                          --------------------------------------
                                          Name:  Adrian Cobbold
                                          Title: Secretary


                                   Zeller Plastik Canada, Inc.

                                   By            /s/ Adrian Cobbold
                                          --------------------------------------
                                          Name:  Adrian Cobbold
                                          Title: Secretary


                                   France:
                                   ------
                                   Z.P. France

                                   By            /s/ John Davidson
                                          --------------------------------------
                                          Name:  John Davidson
                                          Title: Attorney

                                   Societe de Participations CarnaudMetalbox

                                   By            /s/ Howard Lomax
                                          --------------------------------------
                                          Name:  Howard Lomax
                                          Title: President Directeur General


                                   Astra Plastique S.A.S.

                                   By            /s/ John Davidson
                                          --------------------------------------
                                          Name:  John Davidson
                                          Title: Attorney


                                   Polyflex S.A.

                                   By            /s/ John Davidson
                                          --------------------------------------
                                          Name:  John Davidson
                                          Title: Attorney


                                   La Francaise de Developpement de la Boite
                                     Boissons (Sofreb)

                                   By            /s/ John Davidson
                                          --------------------------------------
                                          Name:  John Davidson
                                          Title: Attorney


                                   Crown Cork Company France SA

                                   By            /s/ John Davidson
                                          --------------------------------------
                                          Name:  John Davidson
                                          Title: Attorney


                                   Germany:
                                   -------
                                   CarnaudMetalbox Deutschland GmbH

                                   By            /s/ Martin Bouchon
                                          --------------------------------------
                                          Name:  Martin Bouchon
                                          Title: Attorney


                                   Crown Bender GmbH

                                   By            /s/ Martin Bouchon
                                          --------------------------------------
                                          Name:  Martin Bouchon
                                          Title: Attorney


                                   Zuchner Verpackungen

                                   By            /s/ Martin Bouchon
                                          --------------------------------------
                                          Name:  Martin Bouchon
                                          Title: Attorney


                                   Zuchner Verschlusse GmbH

                                   By            /s/ Martin Bouchon
                                          --------------------------------------
                                          Name:  Martin Bouchon
                                          Title: Attorney


                                   Zuchner & Gruss Metallverpackungen

                                   By            /s/ Martin Bouchon
                                          --------------------------------------
                                          Name:  Martin Bouchon
                                          Title: Attorney


                                   CarnaudMetalbox Nahrungsmitteldosen

                                   By            /s/ Martin Bouchon
                                          --------------------------------------
                                          Name:  Martin Bouchon
                                          Title: Attorney


                                   Zeller Plastik GmbH

                                   By            /s/ Martin Bouchon
                                          --------------------------------------
                                          Name:  Martin Bouchon
                                          Title: Attorney


                                   Raku Rastatt GmbH

                                   By            /s/ Martin Bouchon
                                          --------------------------------------
                                          Name:  Martin Bouchon
                                          Title: Attorney


                                   Zeller Engineering GmbH

                                   By            /s/ Martin Bouchon
                                          --------------------------------------
                                          Name:  Martin Bouchon
                                          Title: Attorney


                                   Crown Cork & Seal Deutschland Holdings GmbH
                                   (formerly Wehrstedt GmbH)

                                   By            /s/ Martin Bouchon
                                          --------------------------------------
                                          Name:  Martin Bouchon
                                          Title: Attorney

                                   Mexico:
                                   ------


                                   Envases Generales Crown S.A. de C.V.

                                   By            /s/ William S. Filotas
                                          --------------------------------------
                                          Name:  William S. Filotas
                                          Title: Legal Representative


                                   Zeller Plastik de Mexico S.A. de C.V.

                                   By            /s Gorardo Orta G.
                                          --------------------------------------
                                          Name:  Gorardo Orta G.
                                          Title: Legal Representative


                                   Switzerland:
                                   -----------
                                   Crown Cork AG Switzerland

                                   By            /s/ John Davidson
                                          --------------------------------------
                                          Name:  John Davidson
                                          Title: Attorney


                                   Crown Obrist AG (Switzerland)

                                   By            /s/ John Davidson
                                          --------------------------------------
                                          Name:  John Davidson
                                          Title: Attorney


                                   BMW Vogel (Switzerland)

                                   By            /s/ John Davidson
                                          --------------------------------------
                                          Name:  John Davidson
                                          Title: Attorney


                                   United Kingdom:
                                   --------------
                                   Crown UK Holdings Limited

                                   By            /s/ John Davidson
                                          --------------------------------------
                                          Name:  John Davidson
                                          Title: Attorney


                                   Crown Cork Company Limited

                                   By            /s/ John Davidson
                                          --------------------------------------
                                          Name:  John Davidson
                                          Title: Attorney

                                   CarnaudMetalbox Overseas Limited

                                   By            /s/ John Davidson
                                          --------------------------------------
                                          Name:  John Davidson
                                          Title: Attorney


                                   Crown Cork & Seal Finance PLC

                                   By            /s/ John Davidson
                                          --------------------------------------
                                          Name:  John Davidson
                                          Title: Attorney


                                   CarnaudMetalbox PLC

                                   By            /s/ John Davidson
                                          --------------------------------------
                                          Name:  John Davidson
                                          Title: Attorney


                                   United Closures and Plastics PLC

                                   By            /s/ John Davidson
                                          --------------------------------------
                                          Name:  John Davidson
                                          Title: Attorney


                                   CarnaudMetalbox Engineering PLC

                                   By            /s/ John Davidson
                                          --------------------------------------
                                          Name:  John Davidson
                                          Title: Attorney


                                   Massmould Holdings Limited

                                   By            /s/ John Davidson
                                          --------------------------------------
                                          Name:  John Davidson
                                          Title: Attorney


                                   Specialty Packaging (UK) PLC

                                   By            /s/ John Davidson
                                          --------------------------------------
                                          Name:  John Davidson
                                          Title: Attorney


                                   CarnaudMetalbox Group UK Limited

                                   By            /s/ John Davidson
                                          --------------------------------------
                                          Name:  John Davidson
                                          Title: Attorney

                                   Crown Developpement S.N.C.



                                   By            /s/ John Davidson
                                          --------------------------------------
                                          Name:  John Davidson
                                          Title: Attorney

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

Salomon Smith Barney Inc.
Deutsche Bank Securities Inc.

By:      Salomon Smith Barney Inc.




By     /s/ Whitner Marshall
       ----------------------------
       Name:  Whitner Marshall
       Title: Vice President


For themselves and the other several Initial
Purchasers named in Schedule I to the
foregoing Agreement.

                                                                      SCHEDULE I


Initial Purchasers:
-------------------

Salomon Smith Barney Inc.
Deutsche Bank Securities Inc.
ABN AMRO Incorporated
Jefferies & Company, Inc.

                                                                         ANNEX A


         Each Broker-Dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a Broker-Dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a Broker-Dealer in connection with resales of Exchange Securities received in exchange for Securities where such Securities were acquired by such Broker-Dealer as a result of market-making activities or other trading activities. The Issuers have agreed that, starting on the Expiration Date (as defined herein) and ending on the close of business one year after the Expiration Date, they will make this Prospectus available to any Broker-Dealer for use in connection with any such resale. See "Plan of Distribution."

                                                                         ANNEX B


         Each Broker-Dealer that receives Exchange Securities for its own account in exchange for Securities, where such Securities were acquired by such Broker-Dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. See "Plan of Distribution."

                                                                         ANNEX C


                              Plan of Distribution
                              --------------------

         Each Broker-Dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a Broker-Dealer in connection with resales of Exchange Securities received in exchange for Securities where such Securities were acquired as a result of market-making activities or other trading activities. The Issuers have agreed that, starting on the Expiration Date and ending on the close of business one year after the Expiration Date, they will make this Prospectus, as amended or supplemented, available to any Broker-Dealer for use in connection with any such resale. In addition, until __________, 200__, all dealers effecting transactions in the Exchange Securities may be required to deliver a prospectus.

         The Issuers will not receive any proceeds from any sale of Exchange Securities by Brokers-Dealers. Exchange Securities received by Broker-Dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such Broker-Dealer and/or the purchasers of any such Exchange Securities. Any Broker-Dealer that resells Exchange Securities that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Securities may be deemed to be an "underwriter" within the meaning of the Act and any profit of any such resale of Exchange Securities and any commissions or concessions received by any such Persons may be deemed to be underwriting compensation under the Act. The Letter of Transmittal states that by acknowledging that it will deliver and by delivering a prospectus, a Broker-Dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Act.

         For a period of one year after the Expiration Date, the Issuers will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any Broker-Dealer that requests such documents in the Letter of Transmittal. The Issuers have agreed to pay all expenses incident to the Exchange Offer (including the expenses of one counsel for the holder of the Securities) other than commissions or concessions of any brokers or dealers and will indemnify the holders of the Securities (including any Broker-Dealers) against certain liabilities, including liabilities under the Act.

         If applicable, add information required by Regulation S-K Items 507 and/or 508.

                                                                         ANNEX D


[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND
    WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.


         Name:      _________________________________________
         Address:   _________________________________________
                    _________________________________________

If the undersigned is not a Broker-Dealer, the undersigned represents that it acquired the Exchange Securities in the ordinary course of its business, it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities and it has no arrangements or understandings with any Person to participate in a distribution of the Exchange Securities. If the undersigned is a Broker-Dealer that will receive Exchange Securities for its own account in exchange for Securities, it represents that the Securities to be exchanged for Exchange Securities were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Act.